Exhibit 99.1

Silver Spring Networks Reports Second Quarter 2017 Financial Results

San Jose, CA – August 8, 2017 – Silver Spring Networks, Inc. (NYSE: SSNI) today announced preliminary financial results for its second quarter ended June 30, 2017.

Second Quarter Financial Highlights (all comparisons made are against the prior year period, unless otherwise stated):

GAAP results:

•	Revenue was $261.6 million, up 114.5% year-over-year.
•	Cost of revenue was $205.0 million, or 78.4% of revenue, versus $57.4 million or 47.1% in the second quarter of 2016.
•	Operating expense was $38.3 million including a $1.2 million restructuring charge, versus $37.8 million in the second quarter of 2016.
•	Net income per diluted share was $0.34, versus $0.50 in the second quarter of last year.
•	Quarter-ending cash, cash equivalents, and short-term investments was $117.8 million versus $113.1 million in the second quarter of 2016.
•	Cash flow from operations was $3.0 million, versus $3.8 million in the second quarter of 2016.

Non-GAAP metrics:

•	Billings were $78.7 million, up 9.6% year-over-year.
•	Cost of billings was $43.4 million or 55.2% of billings, versus $38.8 million or 54.0% in the second quarter of 2016.
•	Non-GAAP operating expense was $31.8 million, versus $31.5 million in the second quarter of 2016.

“In the second quarter, we delivered solid revenue, $3.0 million in cash flow from operations, and 9.6% growth in billings,” said Mike Bell, President and Chief Executive Officer, Silver Spring Networks. “We are ramping our new customer programs, winning additional smart utility and smart city awards, and driving our technology into the broader Industrial Internet of Things opportunity.”

Business Highlights (through August 8, 2017, unless otherwise stated):

•	Silver Spring Networks has delivered more than 26.7 million cumulative network endpoints since inception through June 30, 2017, up 9% from a year ago.
•	Agreed to work with ESB Telecoms Ltd to develop a national Internet of Things (IoT) network, based on our Starfish™ standards-based Platform-as-a-Service solution, across Ireland.
•	Selected by Pepco Holdings, Inc. (PHI) for a Distribution Automation deployment, an extension of its existing smart grid investment, to further improve grid reliability and operational efficiency with connectivity solutions for intelligent grid devices throughout PHI’s service territory in Delaware, Maryland, and Washington D.C.

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•	Expanded our Starfish Platform-as-a-Service award in London, for an additional 28,000 street lights to be connected to new areas including the City of London, and the Borough of Barking and Dagenham, through our reseller agreement with urbancontrol.
•	Progressing with the network canopy installation for Dubai Electric & Water Authority (DEWA), to cover the Emirate of Dubai with Silver Spring’s IPv6 IoT communications platform. Silver Spring’s Gen5 technology will be integrated into smart electric meter devices from Honeywell Elster, which will be used to connect the first DEWA electric customers to the canopy.
•	The City of Chicago and our reseller partner, Ameresco, have finalized the contract to connect more than 250,000 street lights in what is believed to be the largest city-led wireless street lighting project in the U.S.
•	Expanded our relationship with Jamaica Public Service Company (JPS) to connect up to 110,000 street lights on the island of Jamaica.
•	Selected by Grant County Public Utility District for an AMI deployment to connect approximately 47,000 homes and businesses in Central Washington and the Pacific Northwest.

Conference Call

Silver Spring Networks will host a conference call today at 2:00 pm PT (5:00 pm ET) to review its results for the second quarter ended June 30, 2017 and its outlook for the future. During the course of this call, Silver Spring Networks may also disclose material developments affecting its business and/or financial performance. Listeners may access the conference call live at 877-407-0832 (U.S.) or 201-689-8433 (International) or via webcast at http://ir.ssni.com/. A dial-in replay of the conference call will be available until September 26, 2017 and can be accessed at 877-660-6853 (domestic) or 201-612-7415 (international) passcode 13666523. An audio webcast replay of the conference call will be available for one year at http://ir.ssni.com/.

About Silver Spring Networks

Silver Spring Networks enables the Internet of Important Things™ by reliably and securely connecting things that matter. Cities, utilities, and companies on five continents use the company’s cost-effective, high-performance IoT network and data platform to operate more efficiently, get greener, and enable innovative services that can improve the lives of millions of people. With more than 26.7 million devices delivered, Silver Spring provides a proven standards-based platform safeguarded with military grade security. Silver Spring Networks’ customers include Baltimore Gas & Electric, CitiPower & Powercor, ComEd, Consolidated Edison, CPS Energy, Florida Power & Light, Pacific Gas & Electric, Pepco Holdings, and Singapore Power. Silver Spring has also deployed networks in Smart Cities including Copenhagen, Glasgow, Paris, Providence, and Stockholm. To learn more, visit www.ssni.com.

Non-GAAP and Other Financial Metrics

Silver Spring Networks supplements the results of operations presented in accordance with generally accepted accounting principles, or GAAP, with certain non-GAAP metrics. Silver Spring Networks manages its business, makes planning decisions, evaluates its performance and allocates resources by assessing non-GAAP and other financial metrics such as billings, cost of billings, non-GAAP operating expense, and total backlog. Silver Spring Networks believes that these non-GAAP and other financial metrics, when taken together with the corresponding GAAP financial measures, offer valuable supplemental information regarding the performance of its business, and will help investors better understand the sales volumes and

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profitability trends, as well as the cash flow characteristics, of its business. The non-GAAP metrics should not be considered in isolation from, are not a substitute for, and do not purport to be an alternative to, revenue, cost of revenue, operating expense, or any other performance measure derived in accordance with GAAP. Silver Spring Networks may consider whether other significant non-recurring items that arise in the future should also be excluded in calculating the non-GAAP financial measures it uses.

Billings represents amounts invoiced for products for which ownership, typically evidenced by title and risk of loss, has transferred or services that have been provided to the customer, and for which payment is expected to be made in accordance with normal payment terms. Billings excludes amounts for undelivered products, services to be performed in the future, and amounts paid or payable to customers. Billings are initially recorded as deferred revenue and are then recognized as revenue when all revenue recognition criteria has been met under Silver Spring Networks’ accounting policies as described in Silver Spring Networks’ filings with the Securities and Exchange Commission. Silver Spring Networks reconciles revenue to billings by adding revenue to the change in deferred revenue in a given period.

Cost of billings represents the cost associated with products and services that have been delivered to the customer, excluding stock-based compensation, amortization of intangibles and acquisition-related charges. Cost of product shipments for which revenue is not recognized in the period incurred is recorded as deferred cost of revenue. Deferred cost of revenue is expensed in the statement of operations as cost of revenue when the corresponding revenue is recognized. Costs related to services are expensed in the period incurred. Silver Spring Networks reconciles cost of revenue to cost of billings by adding cost of revenue and the change in deferred cost of revenue, less stock-based compensation, amortization of intangibles and acquisition-related charges, included in cost of revenue in a given period.

Non-GAAP operating expense consists of research and development, sales and marketing, and general and administrative expenses, excluding amortization and impairment of intangible assets, stock-based compensation, acquisition-related charges, restructuring and legal settlements.

Total backlog represents future product and service billings that Silver Spring Networks expects to generate pursuant to contracts entered into with its utility customers and meter manufacturers. Total backlog includes order backlog, which represents future billings for open purchase orders and other firm commitments.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements regarding the momentum in Silver Spring Networks’ business; future growth and market opportunity; the scope and timing of future deployments; expected benefits from our products; future investment; future innovation; customer and market activity; our expected project with ESB Telecoms Ltd; and future financial results. Statements including words such as “anticipate”, “believe”, “estimate” or “expect” and statements in the future tense are forward-looking statements. These forward-looking statements are preliminary estimates and expectations based on current information and are subject to business and economic risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements. Important factors that could cause results to differ materially from the statements herein include: timing around customer decisions, deployment pace, and acceptances; changes in the type and mix of products and services sold; receipt by our customers and partners of

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required regulatory or other approvals; dependence on a limited number of customers, as well as our ability to achieve scale in our customers’ deployments; dependence on a limited number of key suppliers and our ability to obtain sufficient quantities of components from those suppliers; failure to realize cost savings and benefits of our restructuring plan; failure to manage our growth successfully or our operating expenses effectively; general economic risks; specific economic risks in different geographies and among different industries; failure to maintain or increase renewals and increase business from existing customers; uncertainties around continued success in sales growth and market share gains; the expansion of our target markets, including the IoT market; lengthy sales cycles with no assurances that a prospective customer will select Silver Spring Networks’ products and services; amounts included in backlog may not result in billings or revenue; adverse publicity about, or consumer or political opposition to, the smart grid; security breaches involving smart grid products or services; the ability to integrate technology into third-party devices and Silver Spring Networks’ relationship with third-party manufacturers; execution and customer adoption risks related to new product introductions and innovation; the ability to attract and retain personnel, including members of Silver Spring Networks’ management team; changes in strategy; technological changes that make Silver Spring Networks’ products and services less competitive; competition, particularly from larger companies with more resources than Silver Spring; international business uncertainties; the ability to acquire and integrate other businesses; the successful negotiation and execution of definitive agreements related to our project with ESB Telecoms, Ltd; and other risk factors set forth from time to time in Silver Spring Networks’ filings with the SEC, copies of which are available free of charge at the SEC’s website at www.sec.gov. All forward-looking statements in this press release reflect Silver Spring’s expectations as of August 8, 2017. Silver Spring undertakes no obligation, and expressly disclaims any obligation, to update any forward-looking statements in this press release in light of new information or future events. In addition, the preliminary financial results set forth in this press release are estimates based on information currently available to Silver Spring.

For additional information, please contact:

Mark McKechnie

Investor Relations

669-770-4664

markm@ssni.com

Amy Nunnemacher

Global Communications

669-770-4183

pr@ssni.com

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SILVER SPRING NETWORKS, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Revenue:
Product	$214,713	$69,917	$241,241	$102,769
Services	46,859	52,035	70,594	67,803

Total revenue	261,572	121,952	311,835	170,572

Cost of revenue:
Product	186,491	41,439	202,518	57,419
Services	18,543	15,970	35,866	31,613

Total cost of revenue	205,034	57,409	238,384	89,032
Gross profit	56,538	64,543	73,451	81,540

Operating expenses:
Research and development	17,272	17,933	35,913	33,418
Sales and marketing	8,893	8,622	17,996	18,172
General and administrative	10,881	11,239	23,147	22,085
Restructuring	1,207	—	1,254	39

Total operating expenses	38,253	37,794	78,310	73,714

Operating income (loss)	18,285	26,749	(4,859)	7,826
Other income, net	9	333	552	774

Income (loss) before income taxes	18,294	27,082	(4,307)	8,600
Benefit (provision) for income taxes	332	(961)	(238)	(993)

Net income (loss)	$18,626	$26,121	$(4,545)	$7,607

Net income (loss) per share:
Basic	$0.35	$0.51	$(0.09)	$0.15

Diluted	$0.34	$0.50	$(0.09)	$0.14

Weighted average shares used to compute net income (loss) per share:
Basic	53,329	51,224	52,970	50,992

Diluted	54,174	52,766	52,970	52,492

SILVER SPRING NETWORKS, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	June 30,	December 31,
	2017	2016 (a)
ASSETS
Current assets:
Cash and cash equivalents	$51,133	$50,383
Short-term investments	66,712	67,876
Accounts receivable	51,719	44,770
Inventory	5,288	8,040
Deferred cost of revenue	32,846	194,769
Prepaid expenses and other current assets	11,361	12,536

Total current assets	219,059	378,374
Property and equipment, net	25,978	28,986
Goodwill and intangible assets	10,620	11,005
Deferred cost of revenue, non-current	36,906	26,639
Deferred tax assets, non-current	496	481
Other long-term assets	2,575	1,643

Total assets	$295,634	$447,128

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$30,428	$26,785
Deferred revenue	96,916	292,260
Accrued and other liabilities	42,180	44,146

Total current liabilities	169,524	363,191
Deferred revenue, non-current	123,063	93,149
Other liabilities	23,332	22,324

Total liabilities	315,919	478,664

Total stockholders’ deficit	(20,285)	(31,536)

Total liabilities and stockholders’ deficit	$295,634	$447,128

(a)	Derived from audited consolidated financial statements.

SILVER SPRING NETWORKS, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW

(in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
OPERATING ACTIVITIES
Net income (loss)	$18,626	$26,121	$(4,545)	$7,607
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Deferred taxes	9	111	(16)	111
Depreciation and amortization	2,232	2,104	4,477	4,236
Stock-based compensation	7,032	7,041	13,689	13,941
Other non-cash adjustments	106	53	187	113
Changes in assets and liabilities:
Accounts receivable	(3,419)	(3,117)	(6,979)	859
Inventory	234	1,591	2,752	2,061
Prepaid expenses and other assets	(3,162)	(264)	(3,642)	1,944
Landlord incentives related to lease	—	2,275	883	2,275
Deferred cost of revenue	159,618	17,040	151,617	8,236
Accounts payable	825	561	4,220	1,174
Customer deposits	68	(1)	132	(6)
Deferred revenue	(183,036)	(50,042)	(165,364)	(29,988)
Accrued and other liabilities	3,875	329	7,122	(5,031)

Net cash provided by operating activities	3,008	3,802	4,533	7,532

INVESTING ACTIVITIES
Proceeds from sales of available-for-sale investments	2,549	18,111	2,549	22,944
Proceeds from maturities of available-for-sale investments	4,200	1,250	5,200	2,250
Purchases of available-for-sale investments	(6,212)	(7,515)	(6,712)	(10,954)
Purchases of property and equipment	(673)	(12,759)	(1,750)	(17,244)

Net cash used for investing activities	(136)	(913)	(713)	(3,004)

FINANCING ACTIVITIES
Payments on capital lease obligations	—	(141)	—	(285)
Proceeds from issuance of common stock	265	340	2,811	2,228
Taxes paid related to net share settlement of equity awards	(1,402)	(3,286)	(5,948)	(3,620)

Net cash used for financing activities	(1,137)	(3,087)	(3,137)	(1,677)

Effect of exchange rate changes on cash and cash equivalents	123	(234)	67	(136)

Net increase (decrease) in cash and cash equivalents	1,858	(432)	750	2,715
Cash and cash equivalents - beginning of period	49,275	68,411	50,383	65,264

Cash and cash equivalents - end of period	$51,133	$67,979	$51,133	$67,979

SILVER SPRING NETWORKS, INC.

UNAUDITED RECONCILIATION OF REVENUE BETWEEN GAAP AND NON-GAAP (QUARTERLY)

(in thousands, except percentages)

	Q2	Q3	Q4	Q1	Q2	YoY%
REVENUE AND BILLINGS BY TYPE	2016	2016	2016	2017	2017	Change
Revenue:
Product	$69,917	$50,463	$40,386	$26,528	$214,713	207%
Services
Managed services and SaaS	24,570	14,090	15,581	14,101	27,350	11%
Professional services	27,465	9,633	10,283	9,634	19,509	-29%

Total services	52,035	23,723	25,864	23,735	46,859	-10%

Total revenue	$121,952	$74,186	$66,250	$50,263	$261,572	114%

% Product	57%	68%	61%	53%	82%
% Services	43%	32%	39%	47%	18%

Change in deferred revenue:
Product	$(23,804)	$(568)	$7,155	$16,102	$(165,071)
Services
Managed services and SaaS	(9,650)	1,641	1,427	1,802	(11,298)
Professional services	(16,652)	885	2,867	(215)	(6,454)

Total services	(26,302)	2,526	4,294	1,587	(17,752)

Total change in deferred revenue	$(50,106)	$1,958	$11,449	$17,689	$(182,823)

Billings
Product	$46,113	$49,895	$47,541	$42,630	$49,642	8%
Services
Managed services and SaaS	14,920	15,731	17,008	15,903	16,052	8%
Professional services	10,813	10,518	13,150	9,419	13,055	21%

Total services	25,733	26,249	30,158	25,322	29,107	13%

Total Billings	$71,846	$76,144	$77,699	$67,952	$78,749	10%

% Product	64%	66%	61%	63%	63%
% Services	36%	34%	39%	37%	37%

REVENUE AND BILLINGS BY SOLUTION
Revenue:
Advanced metering infrastructure	$105,181	$66,203	$57,148	$41,072	$254,433	142%
New solutions	16,771	7,983	9,102	9,191	7,139	-57%

Total revenue	$121,952	$74,186	$66,250	$50,263	$261,572	114%

% Advanced metering infrastructure	86%	89%	86%	82%	97%
% New solutions	14%	11%	14%	18%	3%

Change in deferred revenue
Advanced metering infrastructure	$(45,184)	$(2,078)	$2,531	$12,607	$(188,584)
New solutions	(4,922)	4,036	8,918	5,082	5,761

Total change in deferred revenue	$(50,106)	$1,958	$11,449	$17,689	$(182,823)

Billings
Advanced metering infrastructure	$59,997	$64,125	$59,679	$53,679	$65,849	10%
New solutions	11,849	12,019	18,020	14,273	12,900	9%

Total Billings	$71,846	$76,144	$77,699	$67,952	$78,749	10%

% Advanced metering infrastructure	84%	84%	77%	79%	84%
% New solutions	16%	16%	23%	21%	16%

REVENUE AND BILLINGS BY GEOGRAPHY
Revenue:
United States	$118,539	$43,381	$53,087	$46,331	$257,957	118%
International	3,413	30,805	13,163	3,932	3,615	6%

Total revenue	$121,952	$74,186	$66,250	$50,263	$261,572	14%

% United States	97%	58%	80%	92%	99%
% International	3%	42%	20%	8%	1%

Change in deferred revenue
United States	$(57,666)	$21,085	$8,880	$11,621	$(189,243)
International	7,560	(19,127)	2,569	6,068	6,420

Total change in deferred revenue	$(50,106)	$1,958	$11,449	$17,689	$(182,823)

Billings
United States	$60,873	$64,466	$61,967	$57,952	$68,714	13%
International	10,973	11,678	15,732	10,000	10,035	-9%

Total Billings	$71,846	$76,144	$77,699	$67,952	$78,749	10%

% United States	85%	85%	80%	85%	87%
% International	15%	15%	20%	15%	13%

SILVER SPRING NETWORKS, INC.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP MEASURES (QUARTERLY)

(in thousands)

	Three Months Ended June 30, 2017
	Cost of Revenue	Change in Deferred Cost of Revenue (a)	Stock-based Compensation	Amortization of Intangible Assets	Acquisition- Related Costs	Cost of Billings
Cost of Revenue / Cost of Billings:
Product	$186,491	$(159,588)	$(461)	$(80)	$—	$26,362
Services
Managed services and SaaS	9,619	—	(668)	—	—	8,951
Professional services	8,924	—	(792)	—	1	8,133

Total services	$18,543	$—	$(1,460)	$—	$1	$17,084

Total Cost of Revenue / Cost of Billings	$205,034	$(159,588)	$(1,921)	$(80)	$1	$43,446

	Operating Expenses	Stock-based Compensation	Amortization of Intangible Assets	Restructuring & Litigation	Acquisition- Related Costs	Non-GAAP Operating Expenses
Operating Expenses / Non-GAAP Operating Expenses:
Research and development	$17,272	$(2,134)	$—	$—	$1	$15,139
Sales and marketing	8,893	(657)	(104)	—	(2)	8,130
General and administrative	10,881	(2,320)	(8)	—	—	8,553
Restructuring	1,207	—	—	(1,207)	—	—

Total Operating Expenses / Non-GAAP Operating Expenses	$38,253	$(5,111)	$(112)	$(1,207)	$(1)	$31,822

	Three Months Ended June 30, 2016
	Cost of Revenue	Change in Deferred Cost of Revenue (a)	Stock-based Compensation	Amortization of Intangible Assets	Acquisition- Related Costs	Cost of Billings
Cost of Revenue / Cost of Billings:
Product	$41,439	$(16,992)	$(415)	$(195)	$—	$23,837
Services
Managed services and SaaS	8,900	—	(606)	—	—	8,294
Professional services	7,070	—	(368)	—	(16)	6,686

Total services	$15,970	$—	$(974)	$—	$(16)	$14,980

Total Cost of Revenue / Cost of Billings	$57,409	$(16,992)	$(1,389)	$(195)	$(16)	$38,817

	Operating Expenses	Stock-based Compensation	Amortization of Intangible Assets	Restructuring & Litigation	Acquisition- Related Costs	Non-GAAP Operating Expenses
Operating Expenses / Non-GAAP Operating Expenses:
Research and development	$17,933	$(2,241)	$—	$—	$(310)	$15,382
Sales and marketing	8,622	(726)	(172)	—	(66)	7,658
General and administrative	11,239	(2,685)	(8)	—	(118)	8,428
Restructuring	—	—	—	—	—	—

Total Operating Expenses / Non-GAAP Operating Expenses	$37,794	$(5,652)	$(180)	$—	$(494)	$31,468

(a)	Amounts presented net of foreign currency translation.

SILVER SPRING NETWORKS, INC.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP MEASURES (YEAR TO DATE)

(in thousands)

	Six Months Ended June 30, 2017
	Cost of Revenue	Change in Deferred Cost of Revenue (a)	Stock-based Compensation	Amortization of Intangible Assets	Acquisition- Related Costs	Cost of Billings
Cost of Revenue / Cost of Billings:
Product	$202,518	$(151,630)	$(901)	$(159)	$—	$49,828
Services
Managed services and SaaS	19,460	—	(1,358)	—	12	18,114
Professional services	16,406	—	(1,468)	—	(3)	14,935

Total services	$35,866	$—	$(2,826)	$—	$9	$33,049

Total Cost of Revenue / Cost of Billings	$238,384	$(151,630)	$(3,727)	$(159)	$9	$82,877

	Operating Expenses	Stock-based Compensation	Amortization of Intangible Assets	Restructuring & Litigation	Acquisition- Related Costs	Non-GAAP Operating Expenses
Operating Expenses / Non-GAAP Operating Expenses:
Research and development	$35,913	$(4,192)	$—	$—	$(45)	$31,676
Sales and marketing	17,996	(1,163)	(210)	—	(11)	16,612
General and administrative	23,147	(4,607)	(16)	—	(19)	18,505
Restructuring	1,254	—	—	(1,254)	—	—

Total Operating Expenses / Non-GAAP Operating Expenses	$78,310	$(9,962)	$(226)	$(1,254)	$(75)	$66,793

	Six Months Ended June 30, 2016
	Cost of Revenue	Change in Deferred Cost of Revenue (a)	Stock-based Compensation	Amortization of Intangible Assets	Acquisition- Related Costs	Cost of Billings
Cost of Revenue / Cost of Billings:
Product	$57,419	$(8,324)	$(767)	$(364)	$—	$47,964
Services
Managed services and SaaS	17,532	—	(1,001)	—	—	16,531
Professional services	14,081	—	(949)	—	(31)	13,101

Total services	$31,613	$—	$(1,950)	$—	$(31)	$29,632

Total Cost of Revenue / Cost of Billings	$89,032	$(8,324)	$(2,717)	$(364)	$(31)	$77,596

	Operating Expenses	Stock-based Compensation	Amortization of Intangible Assets	Restructuring & Litigation	Acquisition- Related Costs	Non-GAAP Operating Expenses
Operating Expenses / Non-GAAP Operating Expenses:
Research and development	$33,418	$(4,267)	$—	$—	$(621)	$28,530
Sales and marketing	18,172	(1,557)	(415)	—	(131)	16,069
General and administrative	22,085	(5,400)	(17)	—	(243)	16,425
Restructuring	39	—	—	(39)	—	—

Total Operating Expenses / Non-GAAP Operating Expenses	$73,714	$(11,224)	$(432)	$(39)	$(995)	$61,024

(a)	Amounts presented net of foreign currency translation.

SILVER SPRING NETWORKS, INC.

UNAUDITED SUPPLEMENTAL FINANCIAL DATA AND OTHER INFORMATION

(in thousands, except percentages and headcount)

	Q2	Q3	Q4	Q1	Q2	YoY%
SUPPLEMENTAL FINANCIAL DATA	2016	2016	2016	2017	2017	Change
STOCK-BASED COMPENSATION
Cost of goods sold	$1,389	$2,082	$1,945	$1,806	$1,921	38%
Research and development	2,241	2,593	2,450	2,058	2,134	-5%
Sales and marketing	726	943	1,152	506	657	-10%
General and administrative	2,685	2,280	2,423	2,287	2,320	-14%

TOTAL STOCK-BASED COMPENSATION	$7,041	$7,898	$7,970	$6,657	$7,032	0%

CASH FLOW DATA
Operating cash flow	$3,802	$5,145	$8,085	$1,525	$3,008	-21%
Operating cash flow - trailing twelve months	18,061	18,934	20,762	18,557	17,763	-2%

BALANCE SHEET DATA
Cash, cash equivalents and short-term investments	$113,064	$113,358	$118,259	$116,620	$117,845	4%

OTHER INFORMATION

HOMES & BUSINESSES
Network endpoints delivered during quarter*	747	569	564	511	670	-10%
Cumulative network endpoints delivered*	24,399	24,968	25,532	26,043	26,713	9%
*Endpoints refer to communication modules in electric meters

EMPLOYEES	708	709	702	704	646	-9%

SILVER SPRING NETWORKS, INC.

UNAUDITED SUPPLEMENTAL TRENDED GAAP FINANCIAL DATA

(in thousands)

	Q2	Q3	Q4	Q1	Q2
	2016	2016	2016	2017	2017
Gross profit	$64,543	$28,242	$28,417	$16,913	$56,538

Other GAAP financial data related to gross profit:
Change in deferred revenue, net of foreign currency translation	(50,106)	1,958	11,449	17,689	(182,823)
Change in deferred cost of revenue, net of foreign currency translation	16,992	9,404	(3,177)	(7,958)	159,588
Amortization of intangible assets	195	79	79	79	80
Stock-based compensation	1,389	2,082	1,945	1,806	1,921
Acquisition-related charges	16	15	15	(8)	(1)
Operating expenses	$37,794	$42,461	$41,948	$40,057	$38,253

Other GAAP financial data included in operating expenses:
Amortization of intangible assets	180	114	113	114	112
Stock-based compensation	5,652	5,816	6,025	4,851	5,111
Acquisition-related charges	494	493	494	74	1
Impairment of intangible assets	—	2,204	—	—	—
Restructuring	—	—	—	47	1,207

Other statement of operations line items
Other income, net	$333	$113	$(217)	$543	$9
(Provision) benefit for income taxes	(961)	(1,143)	(239)	(570)	332